EuroPacific Growth Fund
             333 South Hope Street, Los Angeles, California 90071 o
                 Telephone (213) 486-9200 o Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $303,448
------------------ --------------------------------
------------------ --------------------------------
Class B            $3,046
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,508
------------------ --------------------------------
------------------ --------------------------------
Class F            $20,822
------------------ --------------------------------
------------------ --------------------------------
Total              $331,824
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $829
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $94
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $188
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $42
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $47
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $40
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $865
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $7,174
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $5,608
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $22,626
------------------ --------------------------------
------------------ --------------------------------
Total              $37,513
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3100
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1430
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1953
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3229
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3328
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1504
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1591
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2573
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3246
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2276
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2252
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3177
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3559
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3816
-------------------- -------------------------------------------







Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,015,609
------------------ ----------------------------------
------------------ ----------------------------------
Class B            23,036
------------------ ----------------------------------
------------------ ----------------------------------
Class C            29,529
------------------ ----------------------------------
------------------ ----------------------------------
Class F            76,099
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,144,273
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,237
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        760
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,560
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        206
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        196
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          247
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,470
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          32,933
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          34,602
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          76,646
------------------ ----------------------------------
------------------ ----------------------------------
Total              155,857
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $32.26
----------------------- -------------------------
----------------------- -------------------------
Class B                 $32.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $31.81
----------------------- -------------------------
----------------------- -------------------------
Class F                 $32.18
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $32.15
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $31.86
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $31.86
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $32.04
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $32.13
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $31.89
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $31.86
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $31.96
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $31.95
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $32.26
----------------------- -------------------------